Exhibit 99.1

For immediate release
October 20, 2004

CONTACT
Tricia Linderman, 214.932.6798
tricia.linderman@texascapitalbank.com

TEXAS CAPITAL BANCSHARES ANNOUNCES STRONG THIRD QUARTER OPERATING RESULTS

Dallas, Texas – October 20, 2004 — Texas Capital Bancshares (Nasdaq: TCBI), the parent company of Texas Capital Bank, announced earnings for the third quarter of 2004.

On a comparative basis:

•	Net income increased 57%

•	EPS increased 43%

•	Loans grew 32%

•	Deposits grew 13%

“With the significant growth experienced thus far in 2004, strong credit quality, and our asset sensitive balance sheet, we expect continued improvement in earnings as interest rates rise,” said Jody Grant, Chairman and CEO. “The continuing signs of solid economic growth in Texas are very encouraging with respect to our prospects for future growth and profitability.”

FINANCIAL SUMMARY
(dollars and shares in thousands)

			%
	Q3 2004	Q3 2003	Change
OPERATING RESULTS
Net Income	$5,236	$3,332	57%
Diluted EPS	$.20	$.14	43%
ROA	.85%	.64%	33%

			%
	Q3 2004	Q3 2003	Change
ROE	11.25%	9.05%	24%
Diluted Shares	26,264	23,671	11%

			%
	Q3 2004	Q3 2003	Change
BALANCE SHEET
Total Assets	$2,487,371	$2,151,128	16%
Total Deposits	1,612,762	1,427,107	13%
Loans Held for Investment	1,485,156	1,125,828	32%
Loans Held For Sale	79,010	91,686	(14)%
Stockholders’ Equity	190,314	165,080	15%

Loans Held for Investment are stated net of unearned income.

DETAILED FINANCIALS

Texas Capital Bancshares, Inc. reported net income of $5.2 million for the third quarter of 2004 and $13.5 million for the year to date. For the third quarter and first nine months of 2003, the Company reported net income of $3.3 million and $8.7 million, respectively, on an as adjusted basis. On an as reported basis, net income for the nine months ended September 30, 2003 was $10.2 million. On a fully diluted basis, earnings per share were $.20 and $.52, for the three and nine month periods ended September 30, 2004, respectively. For 2003 the EPS comparisons for the three and nine month periods were $.14 and $.39, respectively, on an as adjusted basis. On an as reported basis, EPS for the nine month period ended September 30, 2003 was $.45. See page 13 of the second quarter 10Q for detailed discussion of the adjusted numbers for June 2003.

Return on average equity was 11.25 percent and return on average assets was .85 percent for the third quarter of 2004 compared to 9.05 percent and .64 percent, respectively, for the third quarter of 2003. The increase in net income and improvement in return on assets in 2004 as compared to 2003 results are attributed to growth in net interest income which came from continued earning asset growth, as well as an improvement in net interest margin.

Net interest income was $19.4 million for the third quarter of 2004, compared to $13.4 million for the third quarter of 2003. The increase was due to an increase in average earning assets of $372.7 million over levels reported in the third quarter of 2003 and an improvement in the net interest margin. The increase in average earning assets included a $329.5 million increase in average loans held for investment (core loans) and an increase of $149.1 million in average securities. The average balance of loans held for sale decreased to $70.7 million in the third quarter of 2004 from $172.0 million in 2003 due to a more normalized mortgage business as compared to the peak during the second and third quarters of 2003 when overall refinancings reached record levels. The net interest margin in the third quarter of 2004 was 3.37 percent, a 61 basis point increase from the third quarter of 2003 and a 14 basis point increase from the second quarter of 2004. The improvement in the net interest margin resulted primarily from a 70 basis point increase in the yield on earning assets offset by a 12 basis point increase in the cost of interest-bearing liabilities from the prior year.

Average interest bearing liabilities increased $312.1 million from the third quarter of 2003, which included a $222.4 million increase in interest bearing deposits and an $89.7 million increase in other borrowings. The increase in average borrowings was primarily related to an increase in securities sold under repurchase agreements and was used to supplement deposits in funding the purchase of securities and the growth in loans. For the same periods, the average balance of demand deposits increased to $302.3 million from $269.9 million.

Key measures of credit quality showed improvement during the third quarter. In the third quarter of 2004, net recoveries of $78,000 represented (.02) percent of average loans, compared to net charge-offs of $473,000, or .17 percent of average loans, in the third of quarter 2003 and $96,000, or .03 percent in the second quarter of 2004. The Company also reported a $3.8 million improvement in the level of non-performing loans from second quarter 2004 levels, bringing the ratio to .47 percent of total loans. The provision for possible loan losses increased slightly to $375,000 from $363,000 in the second quarter of 2004 and resulted in a reduction from the $475,000 provision in the third quarter of 2003. In management’s opinion, the reserve is sufficient to cover all reasonably expected losses in the portfolio and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio.

Non-interest expense for the third quarter of 2004 increased $4.1 million or 39 percent, to $14.6 million from $10.5 million in the third quarter of 2003. The increase is primarily related to a $3.1 million increase in salaries and employee benefits to $8.9 million from $5.8 million. The increase in salaries and employee benefits resulted from an increase in the total number of employees related to general business growth, staffing for the new Houston office and the start-up of the residential mortgage lending division.

ABOUT TEXAS CAPITAL BANK

Texas Capital Bancshares (Nasdaq: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston, Plano, and San Antonio.

This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.

SELECTED FINANCIAL HIGHLIGHTS
 (Dollars in thousands except per share data)

	3rd	2nd	1st	4th	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2004	2004	2004	2003	2003
CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$29,019	$25,056	$24,274	$22,998	$20,977
Interest expense	9,633	7,804	7,630	7,600	7,626

Net interest income	19,386	17,252	16,644	15,398	13,351
Provision for loan losses	375	363	750	700	475

Net interest income after provision for loan losses	19,011	16,889	15,894	14,698	12,876
Non-interest income	3,463	3,116	3,315	2,255	2,512
Gain (loss) on sale of securities	–	–	–	(20)	–
Non-interest expense	14,595	13,496	13,332	11,618	10,483

Income before income taxes	7,879	6,509	5,877	5,315	4,905
Income tax expense	2,643	2,149	1,940	1,701	1,573

Net income	$5,236	$4,360	$3,937	$3,614	$3,332

Diluted EPS	$.20	$.17	$.15	$.14	$.14
Diluted shares	26,263,714	26,140,080	26,075,754	25,808,258	23,670,626
CONSOLIDATED BALANCE SHEET DATA
Total assets	$2,487,371	$2,399,603	$2,233,135	$2,192,875	$2,151,128
Loans held for investment	1,485,156	1,364,106	1,311,511	1,229,773	1,125,828
Loans held for sale	79,010	58,058	72,789	80,780	91,686
Securities	820,661	783,234	752,861	775,338	811,968
Deposits	1,612,762	1,628,397	1,495,891	1,445,030	1,427,107
Other borrowings	653,168	569,404	524,502	545,754	527,613
Long-term debt	20,620	20,620	20,620	20,620	20,620
Stockholders’ equity	190,314	174,327	182,587	171,756	165,080
End of period shares	25,292,206	25,259,574	25,145,617	25,009,525	24,814,282
Book value	7.52	6.90	7.26	6.87	6.65
SELECTED FINANCIAL RATIOS
Net interest margin	3.37%	3.23%	3.23%	3.07%	2.76%
Return on average assets	.85%	.77%	.71%	.68%	.64%
Return on average equity	11.25%	10.04%	8.96%	8.55%	9.05%
Non-interest expense to earning assets	2.53%	2.52%	2.58%	2.31%	2.17%
Efficiency ratio (excludes securities gains)	63.88%	66.26%	66.80%	65.89%	66.08%

	3rd	2nd	1st	4th	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2004	2004	2004	2003	2003
Tier 1 capital ratio	10.96%	11.44%	11.73%	12.03%	12.35%
Total capital ratio	11.98%	12.50%	12.84%	13.17%	13.53%
Tier 1 leverage ratio	8.29%	8.62%	8.67%	8.83%	8.81%
ASSET QUALITY SUMMARY
Non-performing loans	$7,016	$10,816	$13,203	$10,224	$12,121
Net charge-offs (recoveries)	(78)	96	466	249	473
Net charge-offs (recoveries) to average loans (1)	(.02)%	.03%	.15%	.08%	.17%
Allowance to loans(1)	1.26%	1.34%	1.37%	1.44%	1.53%
Allowance to non-performing loans (1)	266.98%	168.99%	136.42%	173.39%	142.53%
Non-performing loans to loans (1)	.47%	.79%	1.01%	.83%	1.08%

(1)	Excludes loans held for sale.

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)
 (Dollars in thousands)

	September 30,	September 30,	%
	2004	2003	Change
Assets
Cash and due from banks	$62,506	$78,900	(21)%
Securities, available-for-sale	820,661	811,968	1%
Loans held for sale	79,010	91,686	(14)%
Loans held for investment (net of unearned income)	1,485,156	1,125,828	32%
Less: Allowance for loan losses	18,731	17,276	8%

Loans held for investment, net	1,466,425	1,108,552	32%
Premises and equipment, net	4,697	3,695	27%
Accrued interest receivable and other assets	52,576	54,831	(4)%
Goodwill, net	1,496	1,496	–

Total assets	$2,487,371	$2,151,128	16%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$324,292	$295,902	10%
Interest bearing	1,160,118	1,112,075	4%
Interest bearing in foreign branches	128,352	19,130	571%

Total deposits	1,612,762	1,427,107	13%
Accrued interest payable	2,660	2,530	5%
Other liabilities	7,847	8,178	(4)%
Federal funds purchased	146,342	103,726	41%
Repurchase agreements	478,581	418,605	14%
Other borrowings	28,245	5,282	435%
Long-term debt	20,620	20,620	–

Total liabilities	2,297,057	1,986,048	16%
Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares – 100,000,000 Issued shares – 25,292,206 and 24,523,254 at September 30, 2004 and 2003, respectively	253	245	3%
Series A-1 non-voting common stock, $.01 par value:
Issued shares – 304,000 at September 30, 2003	–	3	(100)%
Additional paid-in capital	170,650	165,972	3%
Retained earnings (accumulated deficit)	14,020	(3,127)	548%
Treasury stock (shares at cost: 84,274 and 97,246 at September 30, 2004 and 2003)	(573)	(668)	14%
Deferred compensation	573	573	–
Accumulated other comprehensive income, net	5,391	2,082	159%

Total stockholders’ equity	190,314	165,080	15%

Total liabilities and stockholders’ equity	$2,487,371	$2,151,128	16%

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands except per share data)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2004	2003	2004	2003
Interest income
Interest and fees on loans	$20,455	$16,114	$54,659	$46,791
Securities	8,546	4,839	23,633	15,534
Federal funds sold	15	20	48	150
Deposits in other banks	3	4	9	11

Total interest income	29,019	20,977	78,349	62,486
Interest expense
Deposits	6,231	5,041	15,922	16,020
Federal funds purchased	437	348	1,051	1,257
Repurchase agreements	2,572	1,835	6,907	6,514
Other borrowings	112	145	394	291
Long-term debt	281	257	793	647

Total interest expense	9,633	7,626	25,067	24,729

Net interest income	19,386	13,351	53,282	37,757
Provision for loan losses	375	475	1,488	3,325

Net interest income after provision for loan losses	19,011	12,876	51,794	34,432
Non-interest income
Service charges on deposit accounts	825	856	2,573	2,596
Trust fee income	482	350	1,373	937
Gain on sale of securities	—	—	—	686
Cash processing fees	—	—	587	973
Bank owned life insurance (BOLI) income	346	451	996	1,293
Mortgage warehouse fees	241	545	753	1,248
Gain on sale of mortgage loans	1,083	14	2,275	14
Other	486	296	1,337	910

Total non-interest income	3,463	2,512	9,894	8,657
Non-interest expense
Salaries and employee benefits	8,914	5,754	25,008	16,990
Net occupancy expense	1,443	1,265	4,118	3,651
Advertising	302	213	883	605
Legal and professional	755	744	2,327	2,253
Communications and data processing	764	767	2,618	2,223
Franchise taxes	52	37	205	111
Repurchase agreement penalties	—	—	—	6,262
Other	2,365	1,703	6,264	4,667

Total non-interest expense	14,595	10,483	41,423	36,762

Income before income taxes	7,879	4,905	20,265	6,327
Income tax expense (benefit)	2,643	1,573	6,732	(3,893)

Net income	5,236	3,332	13,533	10,220
Preferred stock dividends	—	(149)	—	(699)

Income available to common stockholders	$5,236	$3,183	$13,533	$9,521

Earnings per share:
Basic	$.21	$.15	$.54	$.47
Diluted	$.20	$.14	$.52	$.45

TEXAS CAPITAL BANCSHARES, INC.

SUMMARY OF LOAN LOSS EXPERIENCE
 (Dollars in thousands)

	3rd Quarter	2nd Quarter		1st Quarter		4th Quarter		3rd Quarter
	2004	2004		2004		2003		2003
Beginning balance	$18,278	$18,011		$17,727		$17,276		$17,274
Loans charged-off:
Commercial	—	—		—		—		33
Real estate	—	—		—		200		200
Consumer	135	6		—		5		—
Leases	65	266		493		107		261

Total	200	272		493		312		494
Recoveries:
Commercial	142	—		—		—		—
Leases	136	176		27		63		21

Total recoveries	278	176		27		63		21

Net charge-offs (recoveries)	(78)	96		466		249		473
Provision for loan losses	375	363		750		700		475

Ending balance	$18,731	$18,278		$18,011		$17,727		$17,276

Reserve to loans held for investment(2)	1.26%	1.34%		1.37%		1.44%		1.53%
Net charge-offs (recoveries) to average loans (1) (2)	(.02)%	.03%		.15%		.08%		.17%
Provision for loan losses to average loans (1) (2)	.10%	.11%		.24%		.24%		.17%
Recoveries to gross charge-offs	139.0%	64.71%		5.48%		20.19%		4.25%
Reserve as a multiple of net charge-offs	N/A	190.40	x	38.65	x	71.19	x	36.52	x
Non-performing loans:
Loans past due (90 days)	$117	$4,423		$6,250		$7		$1,095
Non-accrual	6,899	6,393		6,953		10,217		11,026

Total	$7,016	$10,816		$13,203		$10,224		$12,121

Reserve as a percent of non-performing loans (2)	266.98%	168.99%		136.42%		173.39%		142.53%

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED STATEMENT OF OPERATIONS
 (Dollars in thousands)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2004	2004	2004	2003	2003
Interest income
Interest and fees on loans	$20,455	$17,498	$16,706	$15,660	$16,114
Securities	8,546	7,536	7,551	7,319	4,839
Federal funds sold	15	18	15	16	20
Deposits in other banks	3	4	2	3	4

Total interest income	29,019	25,056	24,274	22,998	20,977
Interest expense
Deposits	6,231	4,948	4,743	4,911	5,041
Federal funds purchased	437	294	320	293	348
Repurchase agreements	2,572	2,250	2,085	2,106	1,835
Other borrowings	112	56	226	32	145
Long-term debt	281	256	256	258	257

Total interest expense	9,633	7,804	7,630	7,600	7,626

Net interest income	19,386	17,252	16,644	15,398	13,351
Provision for loan losses	375	363	750	700	475

Net interest income after provision for loan losses	19,011	16,889	15,894	14,698	12,876
Non-interest income
Service charges on deposit accounts	825	891	857	850	856
Trust fee income	482	454	437	376	350
Gain (loss) on sale of securities	–	–	–	(20)	–
Cash processing fees	–	–	587	–	–
Bank owned life insurance (BOLI) income	346	329	321	326	451
Mortgage warehouse fees	241	274	238	276	545
Gain on sale of mortgage loans	1,083	729	463	120	14
Other	486	439	412	307	296

Total non-interest income	3,463	3,116	3,315	2,235	2,512
Non-interest expense
Salaries and employee benefits	8,914	7,964	8,130	6,614	5,754
Net occupancy expense	1,443	1,341	1,334	1,336	1,265
Advertising and affinity payments	302	296	285	214	213
Legal and professional	755	779	793	614	744
Communications and data processing	764	995	859	819	767
Franchise taxes	52	56	97	13	37
Other	2,365	2,065	1,834	2,008	1,703

Total non-interest expense	14,595	13,496	13,332	11,618	10,483

Income before income taxes	7,879	6,509	5,877	5,315	4,905
Income tax expense	2,643	2,149	1,940	1,701	1,573

Net income	5,236	4,360	3,937	3,614	3,332
Preferred stock dividends	–	–	–	–	(149)

Income available to common stockholders	$5,236	$4,360	$3,937	$3,614	$3,183

QUARTERLY FINANCIAL SUMMARY – UNAUDITED
 Consolidated Daily Average Balances, Average Yields and Rates
(Dollars in thousands)

	3rd Quarter 2004			2nd Quarter 2004			1st Quarter 2004
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate
Assets
Securities	$801,227	$8,546	4.24%	$766,007	$7,536	3.96%	$758,966	$7,551	4.00%
Federal funds sold	4,192	15	1.42%	7,686	18	0.94%	6,058	15	1.00%
Deposits in other banks	1,128	3	1.06%	995	4	1.62%	829	2	0.97%
Loans held for sale	70,730	1,765	9.93%	68,922	1,456	8.50%	61,177	1,157	7.61%
Loans held for investment	1,432,860	18,690	5.19%	1,326,066	16,042	4.87%	1,265,840	15,549	4.94%
Less reserve for loan losses	18,440	–	–	18,205	–	–	17,720	–	–

Loans, net of reserve	1,485,150	20,455	5.48%	1,376,783	17,498	5.11%	1,309,297	16,706	5.13%

Total earning assets	2,291,697	29,019	5.04%	2,151,471	25,056	4.68%	2,075,150	24,274	4.70%
Cash and other assets	157,255			138,399			146,414

Total assets	$2,448,952			$2,289,870			$2,221,564

Liabilities and Stockholders’ Equity
Transaction deposits	$99,245	$150	.60%	$95,031	$140	0.59%	$88,635	$132	0.60%
Savings deposits	581,616	2,005	1.37%	560,182	1,639	1.18%	504,530	1,499	1.19%
Time deposits	631,115	4,076	2.57%	566,369	3,169	2.25%	534,981	3,112	2.34%

Total interest bearing deposits	1,311,976	6,231	1.89%	1,221,582	4,948	1.63%	1,128,146	4,743	1.69%
Other borrowings	617,394	3,121	2.01%	574,942	2,600	1.82%	620,982	2,631	1.70%
Long-term debt	20,620	281	5.42%	20,620	256	4.99%	20,620	256	4.99%

Total interest bearing liabilities	1,949,990	9,633	1.97%	1,817,144	7,804	1.73%	1,769,748	7,630	1.73%
Demand deposits	302,338			289,973			265,039
Other liabilities	11,527			8,047			10,013
Stockholders’ equity	185,097			174,706			176,764

Total liabilities and stockholders’ equity	$2,448,952			$2,289,870			$2,221,564

Net interest income		$19,386			$17,252			$16,644
Net interest income to earning assets			3.37%			3.23%			3.23%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4th Quarter 2003			3rd Quarter 2003
	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate
Assets
Securities	$758,629	$7,319	3.83%	$652,082	$4,839	2.94%
Federal funds sold	6,746	16	0.94%	8,090	20	0.98%
Deposits in other banks	1,081	3	1.10%	1,118	4	1.42%
Loans held for sale	71,413	1,159	6.44%	171,971	2,227	5.14%
Loans held for investment	1,171,395	14,501	4.91%	1,103,340	13,887	4.99%
Less reserve for loan losses	17,394	–	–	17,573	–	–

Loans, net of reserve	1,225,414	15,660	5.07%	1,257,738	16,114	5.08%

Total earning assets	1,991,870	22,998	4.58%	1,919,028	20,977	4.34%
Cash and other assets	129,068			144,385

Total assets	$2,120,938			$2,063,413

Liabilities and Stockholders’ Equity
Transaction deposits	$75,723	$116	0.61%	$64,137	$102	0.63%
Savings deposits	504,839	1,505	1.18%	477,158	1,466	1.22%
Time deposits	544,190	3,290	2.40%	548,288	3,473	2.51%

Total interest bearing deposits	1,124,752	4,911	1.73%	1,089,583	5,041	1.84%
Other borrowings	531,402	2,431	1.81%	527,658	2,328	1.75%
Long-term debt	20,620	258	4.96%	20,620	257	4.94%

Total interest bearing liabilities	1,676,774	7,600	1.80%	1,637,861	7,626	1.85%
Demand deposits	267,614			269,891
Other liabilities	8,914			9,592
Stockholders’ equity	167,636			146,069

Total liabilities and stockholders’ equity	$2,120,938			$2,063,413
Net interest income		$15,398			$13,351
Net interest income to earning assets			3.07%			2.76%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.